UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On November 20, 2025, MarketWise, Inc. (the “Company”) issued a press release announcing that the Special Committee of the Company's Board of Directors (the “Board”) has retained Centerview Partners LLC as its financial advisor and Kirkland & Ellis LLP as its legal advisor. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The Company previously disclosed in its Q3’25 earnings report released on November 6, 2025 that a Special Committee of the Board was reviewing the unsolicited non-binding proposal from Monument & Cathedral Holdings, LLC (collectively with its affiliates, “M&C”), to acquire all of the outstanding equity interests of the Company and Marketwise, LLC that are not owned by M&C, for cash consideration of $17.25 per share (the “Proposal”) in consultation with its advisors. The mandate of the Special Committee is to evaluate the Proposal and any alternatives thereto that may be available to the Company.
There can be no assurance that any transaction will result from the Special Committee's evaluation, or, if so, the timing, terms and conditions of any such transaction. MarketWise does not intend to comment on or disclose further developments with respect to this matter unless and until further disclosure is appropriate or required.
The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	MarketWise, Inc. press release, dated November 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: November 20, 2025	By:	/s/ Scott Forney
	Name:	Scott Forney
	Title:	General Counsel